SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
          SMITH BARNEY MANAGED MUNICIPALS FUND INC.
        (each a "Fund" and collectively, the "Funds")

                Supplement to the Prospectus
                    dated April 29, 1995

     In July 1995, Smith Barney Mutual Funds Management Inc. ("SBMFM") assumed responsibility for all administrative functions for the Fund, including functions previously performed by The Boston Company Advisors, Inc. ("Boston Advisors"). Upon assumption of the administrative function by SBMFM, Boston Advisors ceased to serve as sub-administrator to the Fund.

      Concurrently, PNC Bank, National Association ("PNC") assumed responsibility as the custodian for the Fund. Upon the assumption of the custodial function by PNC, Boston Safe and Trust Company, an affiliate of Boston Advisors, ceased to serve as the Fund's custodian. PNC is located at 17th and Chestnut Streets, Philadelphia, Pennsylvania.

     The following information modifies the disclosure found in the Fund's prospectus under the captions "Prospectus
Summary" and "Investment Objective and Management Policies:"

      Intermediate- and long-term securities have remaining maturities at the time of purchase of three to in excess of twenty years.


Supplement dated March 8, 1996

FD01096